UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2010

(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY

(Exact name of registrant as specified in its charter)

Commission file number: 333-116843

Delaware	47-0938234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

150 S. Saunders Road, Suite 150 Lake Forest, Illinois	60045 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (847) 444-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 25, 2010, Solo Cup Company filed a current report on Form 8-K releasing certain financial information as of December 27, 2009 and December 28, 2008, and for the fourth quarters and fiscal years then ended. The company is hereby supplementing the financial information in that release by adding an explanatory footnote that describes certain reclassifications that affected previously reported plant closure and severance costs for the company’s third quarter of 2009. This explanation is intended to assist with an understanding of the computation of full fiscal year 2009 plant closure and severance costs.

The financial information furnished to the Securities and Exchange Commission as Exhibit 99.1 to this current report amends and replaces in its entirety the financial information filed as Exhibit 99.1 to the company’s current report on Form 8-K filed on March 25, 2010. The sole difference between that financial information and the information filed today is the inclusion of the explanatory footnote referred to above.

The information contained in this current report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Description

99.1	Certain financial information of Solo Cup Company as of December 27, 2009 and December 28, 2008, and for the fourth quarters and fiscal years then ended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

BY:	/S/ ROBERT D. KONEY, JR.
Robert D. Koney, Jr.
Executive Vice President and Chief Financial Officer

Date: March 30, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Certain financial information of Solo Cup Company as of December 27, 2009 and December 28, 2008, and for the fourth quarters and fiscal years then ended